Exhibit 99.1

Meritage Homes Announces Offering of Convertible Senior Notes

SCOTTSDALE, Ariz., May 6, 2024—Meritage Homes Corporation (NYSE: MTH, “Meritage” or the “Company”), the fifth-largest homebuilder in the U.S., today announced that it has commenced an offering of $500 million aggregate principal amount of its Convertible Senior Notes due 2028 (the “notes”), subject to market and other conditions. The Company also expects to grant the initial purchasers of the notes a 13-day option to purchase up to $75 million of aggregate principal amount of additional notes.

The notes will be senior, unsecured obligations of the Company and will be guaranteed fully, unconditionally, and jointly and severally initially by each of the Company’s direct and indirect owned subsidiaries from time to time guaranteeing the Company’s existing senior notes, that is a guarantor or obligor under the Company’s existing revolving credit agreement or that is a guarantor or obligor with respect to certain refinancing indebtedness with respect to the Company’s existing senior notes. Interest related to the notes is expected to be payable semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2024. The Company will satisfy any conversion elections by paying cash up to the aggregate principal amount of the notes to be converted and paying or delivering, as the case may be, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the notes being converted. The interest rate, the initial conversion rate, and certain other terms of the offering will be determined at the time of pricing. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering will be completed, or as to the actual size or terms of the offering.

The Company intends to use the net proceeds received from the offering to pay the cost of entering into capped call transactions, as described below, to redeem all of its outstanding 6.00% Senior Notes due 2025 and the remainder for general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, the Company expects to use a portion of the net proceeds from the sale of such additional notes to enter into additional capped call transactions, as described below, and to use the remainder of such net proceeds for general corporate purposes.

Contemporaneous with the pricing of the notes, the Company expects to enter into privately negotiated capped call transactions in respect of the notes with one or more of the initial purchasers or their respective affiliates and/or certain other financial institutions (the “counterparties”). The capped call transactions are expected to cover, subject to anti-dilution adjustments, the number of shares of the Company’s common stock initially underlying the notes. The capped call transactions are expected generally to reduce potential dilution to the Company’s common stock upon conversion of any notes and to offset any cash payments made by the Company in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, the Company expects to enter into additional capped call transactions with the counterparties in respect of the additional notes.

To hedge their positions in the capped call transactions, the Company expects the counterparties or their respective affiliates to purchase shares of the Company’s common stock and/or enter into various derivative transactions with respect to the Company’s common stock concurrently with, or shortly after, the pricing of the notes. These activities could also increase (or reduce the size of any decrease in) the market price per share of the Company’s common stock or the notes at that time.

In addition, the counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or by purchasing or selling shares of the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the notes and from time to time prior to the maturity of the notes (and are likely to do so during any observation period for the notes or following any termination of any portion of the capped call transactions in connection with any repurchase or early conversion of the notes). These activities could also increase (or reduce the size of any decrease in) the market price per share of the Company’s common stock or the notes, which could affect the ability of holders of notes to convert the notes, and, to the extent the activity occurs following conversion or during any observation period related to a conversion of notes, it could affect the amount and/or value of the consideration that holders of notes will receive upon conversion of such notes.

The offering is being made to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the notes, the related guarantees and any shares of Meritage’s common stock issuable upon conversion of the notes have not been and are not expected to be registered under the Securities Act, or under any state securities laws, and, unless so registered, the notes, the related guarantees and such shares may not be offered or sold in the United States except pursuant to an exemption from, or on a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This release does not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Forward-Looking Statements

The information included in this press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on the current beliefs and expectations of Company management and current market conditions, which are subject to significant uncertainties and fluctuations. Actual results may differ from those set forth in the forward-looking statements. The Company makes no commitment, and disclaims any duty, except as required by law, to update or revise any forward-looking statements to reflect future events or changes in these expectations. Meritage’s business is subject to a number of risks and uncertainties. As a result of those risks and uncertainties, the Company’s stock and note prices may fluctuate dramatically. These risks and uncertainties include, but are not limited to, the following: increases in interest rates or decreases in mortgage availability, and the cost and use of rate locks and buy-downs; inflation in the cost of materials used to develop communities and construct homes; cancellation rates; supply chain and labor constraints; the ability of our potential buyers to sell their existing homes; our ability to acquire and develop lots may be negatively impacted if we are unable to obtain performance and surety bonds; the adverse effect of slow absorption rates; legislation related to tariffs; impairments of our real estate inventory; competition; home warranty and construction defect claims; failures in health and safety performance; fluctuations in quarterly operating results; our level of indebtedness; our ability to obtain financing if our credit ratings are downgraded; our exposure to and impacts from natural disasters or severe weather conditions; the availability and cost of finished lots and undeveloped land; the success of our strategy to offer and market entry-level and first move-up homes; a change to the feasibility of projects under option or contract that could result in the write-down or write-off of earnest money or option deposits; our limited geographic diversification; shortages in the availability and cost of subcontract labor; the replication of our energy-efficient technologies by our competitors; our exposure to information technology failures and security breaches and the impact thereof; the loss of key personnel; changes in tax laws that adversely impact us or our homebuyers; our inability to prevail on contested tax positions; failure of our employees and representatives to comply with laws and regulations; our compliance with government regulations; liabilities or restrictions resulting from regulations applicable to our financial services operations; negative publicity that affects our reputation; potential disruptions to our business by an epidemic or pandemic, and measures that federal, state and local governments and/or health authorities implement to address it; and other factors identified in documents filed by the Company with the Securities and Exchange Commission, including those set forth in our Form 10-K for the year ended December 31, 2023 and our Form 10-Q for the quarter ended March 31, 2024 under the caption “Risk Factors.”

About Meritage Homes Corporation

Meritage is the fifth-largest public homebuilder in the United States, based on homes closed in 2023. The Company offers energy-efficient and affordable entry-level and first move-up homes. Operations span across Arizona, California, Colorado, Utah, Texas, Florida, Georgia, North Carolina, South Carolina and Tennessee.

Meritage has delivered over 180,000 homes in its 38-year history, and has a reputation for its distinctive style, quality construction, and award-winning customer experience. The Company is an industry leader in energy-efficient homebuilding, an eleven-time recipient of the U.S. Environmental Protection Agency’s (“EPA”) ENERGY STAR® Partner of the Year for Sustained Excellence Award, a ten-time recipient of the EPA’s ENERGY STAR® Residential New Construction Market Leader Award, and a three-time recipient of the EPA’s Indoor airPLUS Leader Award.

Contacts:	Emily Tadano, VP Investor Relations and ESG
(480) 515-8979 (office)
investors@meritagehomes.com